EXHIBIT 32

PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP
FORM 10-Q  JUNE 30, 2008

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Presidential Associates I Limited Partnership (the “Partnership”), on Form 10-Q for the quarterly period ended June 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: August 14, 2008	By:	/s/ Eggert Dagbjartsson
Eggert Dagbjartsson
Chief Executive Officer

Date: August 14, 2008	By:	/s/ Andrew Prague
Andrew Prague
Chief Financial Officer